Filed pursuant to Rule 497(c).
File Nos.  33-34001 and 811-06068.


ALLIANCE CAPITAL (LOGO)(R)       ACM INSTITUTIONAL RESERVES, INC.
                                 - Government Portfolio
_________________________________________________________________

                                                    April 7, 1997

Supplement to Prospectus dated September 6, 1996.

    The following paragraph supplements the disclosure set forth under "Investment Objectives and Policies -- Government
Portfolio."

    As a matter of operating policy which may be changed without shareholder approval, the Government Portfolio attempts to invest in securities that the Adviser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.




(R) This is a registered service mark used under license from the owner, Alliance Capital Management L.P.

























00250072.AK4